SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                          [x]

Filed by a Party other than the Registrant       [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                             SEMOTUS SOLUTIONS, INC.
                (Name of Registrant as Specified In Its Charter)
                    -----------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 (1)  Title of each class of securities to which transaction applies:
      --------------------------------------------------------------------------
 (2)  Aggregate number of securities to which transaction applies:
      --------------------------------------------------------------------------
 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      --------------------------------------------------------------------------
 (4)  Proposed maximum aggregate value of transaction:
      --------------------------------------------------------------------------
 (5)  Total fee paid:
      --------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


 (1)  Amount previously paid:
      --------------------------------------------------------------------------
 (2)  Form, Schedule or Registration Statement No.:
      --------------------------------------------------------------------------
 (3)  Filing Party:
      --------------------------------------------------------------------------
 (4)  Date Filed:
      --------------------------------------------------------------------------

                             SEMOTUS SOLUTIONS, INC.
                           16400 LARK AVE., SUITE 230
                           LOS GATOS, CALIFORNIA 95032

                                 (408) 358-7100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 23, 2004

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Semotus Solutions, Inc. We will be holding the Annual Meeting at the Company's offices located at 16400 Lark Ave., Suite 230, Los Gatos, CA 95032, on Thursday, September 23, 2004, at 2:30 p.m., Pacific Time.

     At the 2004 Annual Meeting, we will ask you to:

          1. Elect four (4) directors to the Board of Directors of the Company to serve for a one-year term;

          2. Ratify the appointment of L.L. Bradford & Company as the Company's independent accountants for the fiscal year ending March 31, 2005; and

          3. Transact such other business as may properly come before the meeting or any adjournment thereof.

     Enclosed with this letter is a Proxy Statement, a proxy card and a return envelope. Also enclosed is Semotus Solutions' Annual Report on Form 10-K for the fiscal year ended March 31, 2004.

     Only holders of common stock of the Company of record at the close of business on July 26, 2004 are entitled to notice of and to vote at the Annual Meeting. The Board of Directors of the Corporation is soliciting the proxies.

     Your vote is very important to us regardless of the number of shares that you own. All stockholders, whether or not you expect to attend the Annual Meeting, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope, or follow the instructions provided for voting by phone or the internet. The prompt return of proxies or vote by phone or internet will ensure a quorum and save the Company the expense of further solicitation. Each proxy granted may be revoked by the stockholder appointing such proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or addresses, each such proxy card should be signed and returned to ensure that all of your shares will be voted. If you elect to vote by phone or the internet, the last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote by phone or the internet, and later decide to attend the Annual Meeting, you may cancel your previous vote and vote in person at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Anthony N. LaPine
--------------------------
Anthony N. LaPine
PRESIDENT


Los Gatos, California
August 1, 2004

                             SEMOTUS SOLUTIONS, INC.
                           16400 LARK AVE., SUITE 230
                           LOS GATOS, CALIFORNIA 95032
                                 (408) 358-7100

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 23, 2004

                               GENERAL INFORMATION

     This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 2004 Annual Meeting of Semotus Solutions, Inc. (the "Company", "we" or "our"). The 2004 Annual Meeting will be held on September 23, 2004 at the Company's offices located at 16400 Lark Ave., Suite 230, Los Gatos, CA 95032.

     This Proxy Statement provides detailed information about the Annual Meeting, the proposals you will be asked to vote on at the Annual Meeting, and other relevant information. The Board of Directors of Semotus is soliciting these proxies.

     At the Annual Meeting, you will be asked to vote on the following proposals:

          1. Elect four directors, each for a one-year term;

          2. Ratify the appointment by the Board of Directors of the firm of L.L. Bradford & Company as independent public accountants of Semotus for the fiscal year ending March 31, 2005; and

          3. Such other matters as may properly come before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR APPROVAL OF EACH OF THE OTHER PROPOSALS.

     On August 6, 2004, we began mailing this proxy statement to people who, according to our records, owned shares of our common stock as of the close of business on July 26, 2004. We have mailed with this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2004.

              INFORMATION ABOUT THE 2004 ANNUAL MEETING AND VOTING

THE ANNUAL MEETING

     The Annual Meeting will be held at our corporate headquarter offices located at 16400 Lark Ave., Suite 230, Los Gatos, CA 95032, on Thursday, September 23, 2004, at 2:30 p.m., Pacific Time.

THIS PROXY SOLICITATION

     We are sending you this proxy statement because our Board of Directors (the "Board") is seeking a proxy to vote your shares at the Annual Meeting. This proxy statement is intended to assist you in deciding how to vote your shares. On August 6, 2004, we began mailing this proxy statement and the accompanying proxy card and Annual Report on Form 10-K to all people who, according to our stockholder records, owned shares at the close of business on July 26, 2004. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report on Form 10-K and the other accompanying materials described above so that such record holders could supply these materials to the beneficial owners as of July 26, 2004. We will bear the entire cost of this proxy solicitation.

VOTING YOUR SHARES

     You may vote your shares at the Annual Meeting by completing and returning the enclosed proxy card, or by voting in person at the Annual Meeting. Additionally, you may be able to vote by phone or via the internet, as described below.

     Whether or not you plan to attend the Meeting, please take the time to vote. Votes may be cast:

                o by traditional paper proxy card;

                o by phone;

                o via the Internet; or

                o in person at the Meeting.

     Please take a moment to read the instructions, choose the way to vote that you find most convenient and cast your vote as soon as possible.

     Voting by Proxy Card. If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR the election of the nominees named below as directors of the Company; (ii) FOR the ratification of the appointment of L.L. Bradford & Company as independent accountants for the year ending March 31, 2005; and (iii) in the discretion of the persons named in the enclosed form of proxy on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment. IF YOU DECIDE TO VOTE BY PROXY, THE PROXY CARD WILL BE VALID ONLY IF YOU SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 23, 2004.

     Voting by Phone or via the Internet. If you are a stockholder of record (that is, if your stock is registered with us in your own name), you may vote by phone, or through the Internet, by following the instructions included with the enclosed proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote by phone or the Internet. If so, the voting form your nominee sent you will provide phone and Internet voting instructions. The last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote by phone or the Internet, and later decide to attend the Meeting, you may cancel your previous vote and vote in person at the Meeting.

     The deadline for voting by phone or through the Internet as a stockholder of record is 11:59 p.m., EDT, on September 22, 2004. For stockholders whose shares are registered in the name of a broker or other nominee, please consult the voting instructions provided by your broker for information about the deadline for voting by phone or through the Internet.

     Voting in Person. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed proxy card in time to be received by us by the Annual Meeting. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares at the Annual Meeting in accordance with the instructions you give on the proxy card.

     Attendance at the Meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the Meeting, we encourage you to submit the proxy card in advance to ensure the representation of your shares at the Meeting.

     If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on all routine proposals.

VOTE REQUIRED FOR APPROVAL

     SHARES ENTITLED TO VOTE. On July 26, 2004 (the "Record Date") 22,702,469 shares of our common stock were issued and outstanding. Each share issued and outstanding on the Record Date will be entitled to one vote on each of the proposals.

     QUORUM. The quorum requirement for holding the meeting and transacting business is that a majority of the issued and outstanding shares on the Record Date be present in person or represented by proxy and entitled to be voted. Accordingly, 11,351,235 shares must be present in person or by proxy for a quorum to be present. If a quorum is not present, a vote cannot occur. Both abstentions and broker non-votes are counted as present for the purposes of determining the presence of a quorum.

     VOTES REQUIRED. In the election of directors, the four persons receiving the highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote.

ADDITIONAL INFORMATION

     We are mailing our Annual Report on Form 10-K for the fiscal year ended March 31, 2004, including consolidated financial statements, to all shareholders entitled to vote at the Annual Meeting together with this proxy statement. The Annual Report on Form 10-K does not constitute a part of the proxy solicitation material. The Annual Report on Form 10-K tells you how to get additional information about us.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

Nominees for election to the Board of Directors are:

Anthony N. LaPine
Robert Lanz
Mark Williams
Laurence W. Murray

     Each director will be elected to serve for a one-year term, unless he resigns or is removed before his term expires, or until his replacement is elected and qualified. All of the four nominees are currently members of the Board of Directors and have consented to serve as directors if re-elected. Anthony N. LaPine is our President and Chief Executive Officer. More detailed information about each of the nominees is available in the section of this proxy statement titled "Directors and Executive Officers".

     There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named directors was selected as a director of the Company.

     If any of the nominees cannot serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, we will vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.

     The Board of Directors has established the size of the board at four members. Proxies for the Annual Meeting may not be voted for more than four directors.

BOARD RECOMMENDATION

     The Board of Directors unanimously recommends a vote "FOR" each of the nominees to the Board of Directors.

                                   PROPOSAL 2:

                      RATIFICATION OF INDEPENDENT AUDITORS


     The Board of Directors has appointed L.L. Bradford & Company ("LLB"), an accounting firm of independent certified public accountants, to act as independent accountants for Semotus and its consolidated subsidiaries for our fiscal year ending March 31, 2005. LLB has advised Semotus that the firm does not have any direct or indirect financial interest in Semotus or any of its subsidiaries, other than its capacity as our independent certified public accountants.

     Burr, Pilger & Mayer LLP ("BPM") served as our independent auditors from July 15, 2002 to July 13, 2004. We have determined to change our independent auditors for fiscal year 2005, and we dismissed BPM on July 13, 2004. The decision to change independent auditors was recommended by the Company's management team and unanimously approved by the Company's Audit Committee and the Board of Directors.

     Our decision to change our independent auditors did not occur due to any existing or previous accounting disagreements with BPM, and BPM has expressed no disclaimer of opinion, adverse opinion, qualification or limitation as to uncertainty, audit scope, or accounting principles regarding our financial statements or the audit process, for the fiscal years ended March 31, 2004 or 2003. Neither have there been any accounting disagreements or reportable events within the meaning of Item 304(a)(1)(iv) and Item 304(a)(1)(v) of SEC Regulation S-K for those periods or for the interim period from April 1, 2004 up to and including July 13, 2004. BPM has stated in its letter addressed to the SEC its concurrence with the foregoing statements in this paragraph.

On July 13, 2004, we engaged L.L. Bradford & Company ("LLB") to serve as our independent auditors for the fiscal year ending March 31, 2005. The decision to engage LLB was recommended by the Company's management team and unanimously approved by the Company's Audit Committee and the Board of Directors. We did not seek the advice of LLB on specific audit issues relating to the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, or any matter that was a reportable event prior to engagement of this firm.


     In making the recommendation for LLB to become the Company's independent accountants for the fiscal year ending March 31, 2005, the Company's management team and the Audit Committee reviewed the audit and non-audit services proposed to be performed during fiscal year 2005. In selecting LLB, the Audit Committee and the Board of Directors carefully considered LLB's independence. The Audit Committee has determined that the performance of the non-audit services proposed to be performed by LLB will not impair the independence of LLB.

     LLB has confirmed to Semotus that it is in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission ("SEC") governing auditor independence.
     A representative of LLB is expected to attend the Annual Meeting. This representative will have the opportunity to make a statement if he or she desires to do so and will be able to respond to appropriate questions from stockholders.

RECOMMENDATION

     The Board of Directors unanimously recommends a vote "FOR" ratification of the appointment of L.L. Bradford & Company.

                                 OTHER BUSINESS

           As of the date of this proxy statement, our management was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of our common stock as of July 10, 2004, as to:

     o each person (or group of affiliated persons) known by us to own beneficially more than five percent of our common stock;

     o each of our directors, our chief executive officer and the two other most highly paid executive officers; and

     o    all our directors and officers as a group.

     Information as to beneficial ownership is based upon statements furnished to us by such persons. Each individual has sole voting and investment power over the shares, except as otherwise noted. For the purposes of calculating percentage ownership as of July 10, 2004, 22,702,469 shares were issued and outstanding and, for any individual who beneficially owns shares represented by options or warrants exercisable on or before September 8, 2004, these shares are treated as if outstanding for that person. Unless otherwise indicated, the address of each of the individuals and entities named below is: c/o Semotus Solutions, Inc., 16400 Lark Ave., Suite 230, Los Gatos, CA 95032.

                                                BENEFICIAL OWNERSHIP OF SHARES

NAME AND ADDRESS OF BENEFICIAL OWNERS                NUMBER OF      PERCENT
                                                       SHARES
Directors and Executive Officers:
Anthony LaPine                                      3,139,831(1)      13.8%
Pamela LaPine                                       3,139,831(2)      13.8%
Charles K. Dargan, II                                 200,121(3)         *
Mark Williams                                          17,083(4)         *
Laurence W. Murray                                     20,699(5)         *
Robert Lanz                                            42,499(6)         *
All Officers and Directors as a Group (8 Persons)   3,622,462(7)      16.0%
5% Stockholders: none
-------------

*      Less than 1%
(1) Includes 1,025,000 shares of common stock, exercisable warrants to purchase 300,000 shares of common stock, and exercisable options to purchase 1,391,000 of common stock owned directly by Mr. LaPine. Also includes 3,000 shares of common stock and exercisable options to purchase 420,831 shares of common stock owned by Mr. LaPine's wife, Pamela LaPine, the Company's Executive Vice President and President of Financial Services, as set forth below.
(2) Includes 3,000 shares of common stock and exercisable options to purchase 420,831 shares of common stock owned directly by Pamela LaPine. Also includes 1,025,000 shares of common stock, exercisable options to purchase 1,391,000 shares of common stock, and exercisable warrants to purchase 300,000 shares of common stock owned directly by Mrs. LaPine's husband, Anthony LaPine, President and Chief Executive Officer of the Company, as set forth above.
(3) Comprised of exercisable options to purchase 200,121 shares of common stock.
(4) Comprised of exercisable options to purchase 17,083 shares of common stock.
(5) Includes exercisable options to purchase 17,499 shares of common stock and 3,200 shares of common stock owned directly by Mr. Murray.
(6) Comprised of exercisable options to purchase 42,499 shares of common stock.

(7) Includes the shares listed above as beneficially owned by Messrs. LaPine, Dargan, Williams, Murray, Lanz, and Mrs. LaPine, and 202,229 shares of common stock underlying currently exercisable options held by other executive officers of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers (as defined in regulations issued by the SEC) and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to us and certifications from executive officers and directors, we believe that during the past fiscal year all filing requirements applicable to our directors, officers and beneficial owners of more than 10% of a registered class of our equity securities were complied with, except that a Form 5 disclosing the purchase of 3,000 shares of common stock on April 20, 2004 for Laurence W. Murray has not yet been filed.

                        DIRECTORS AND EXECUTIVE OFFICERS

           Set forth below is certain information relating to our directors and executive officers who will continue to serve after the Annual Meeting:

      NAME               AGE     POSITION
      ----               ---     --------
Anthony N. LaPine        62      Chairman of the Board, President, and Chief
                                 Executive Officer
Charles K. Dargan, II    49      Chief Financial and Accounting Officer
Taliesin Durant          33      Corporate Secretary and General Counsel
Pamela B. LaPine         46      Executive Vice President of Sales and Marketing
Robert Lanz (1)          62      Director
Mark Williams (2)        46      Director
Laurence W. Murray (3)   64      Director
-------------

(1) Chairman of the Audit Committee; Member of the Compensation Committee and the Nominating and Corporate Governance Committee.
(2) Chairman of the Nominating and Corporate Governance Committee; Member of the Audit Committee and the Compensation Committee.
(3) Chairman of the Compensation Committee; Member of the Audit Committee and the Nominating and Corporate Governance Committee.

     There is no family relationship between any Director or Executive Officer except that Anthony N. LaPine and Pamela B. LaPine are husband and wife. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director.

     Anthony N. LaPine has been our President and one of our Directors since June of 1996. In June of 1997 Mr. LaPine was elected Chief Executive Officer, and in August of 1997, Mr. LaPine was elected Chairman of the Board. Mr. LaPine's career began at IBM where he served as a member of the engineering team that developed the modern disc drive. In 1969 he was recruited as one of the founders of Memorex's Equipment Group where he was instrumental in developing the floppy disc drive. After the sale of Memorex to Unisys, Mr. LaPine was recruited to re-engineer the Irwin/Olivetti Company, where he orchestrated the invention of the first removable cartridge tape backup in personal computers. Subsequently, he formed LaPine Technology, raised thirty million dollars and launched the 31/2-inch Winchester disk drive technology that is now the industry standard. Mr. LaPine then sold LaPine Technology, and formed the LaPine Group, a private investment and management-consulting firm. Mr. LaPine received a BSEE Cum Laude, from San Jose State University, an MSEE from the University of Santa Clara and an MBA from the University of San Francisco. He later became an alumnus of Stanford's Graduate School of Business through its Executive Program.

     Charles K. Dargan, II is our Chief Financial and Accounting Officer. Mr. Dargan was on the Board of Directors from March 1999 to July 2002; he resigned as a member of the Company's Board of Directors effective as of July 31, 2002. Mr. Dargan was the Executive Vice President of Operations and Administration for the Company from April 2000 to January 2001, at which time Mr. Dargan became our Chief Financial and Accounting Officer. Prior to joining Semotus, Mr. Dargan served as a Managing Director of Corporate Finance for The Seidler Companies Incorporated, a private brokerage, investment banking and public finance firm. In addition, he was a partner and Chief Financial Officer of the investment banking firm of Ambient Capital, was a Managing Director of Corporate Finance at L.H. Friend, Weinress, Frankson & Presson, Inc., and a First Vice President at Drexel Burnham Lambert, Incorporated. His accounting and financial industry experience has made him an expert in public and private debt and equity finance, mergers and acquisitions and financial management of and planning for emerging growth companies. Mr. Dargan graduated from the University of Southern California with an MBA and an MS in Finance, and possesses an A.B. in Government and Economics from Dartmouth College. He also holds accounting and finance industry certifications of Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA).

     Taliesin (Tali) Durant joined the Company in August 1999 and has been our Corporate Secretary and in-house counsel since January 2000. Ms. Durant provides legal counsel for all of our corporate, financial and business matters. This includes the drafting and negotiation of agreements connected to the development as well as the distribution, sale and licensing of our services software and technology. She also plays a crucial role in our business development and merger and acquisition strategy. Ms. Durant possesses expertise in a number of business and legal issues including those related to merger and acquisition agreements, intellectual property licensing, as well as in software development and service contracts. Ms. Durant has experience providing legal guidance in the areas of consumer protection, small business development and contracts, telecommunications, and intellectual property safeguards. She is a member of the American Corporate Counsel Association, the American Bar Association, and the California State Bar Association. She is an alumna of the Northwestern School of Law at Lewis and Clark College, and has specific legal expertise in the area of high technology. Ms. Durant holds a Bachelor of Arts in Economics from Connecticut College.

     Pamela LaPine began with the Company in 1996 and currently serves as Executive Vice President of Sales and Marketing. She is responsible for the sales, marketing, account management and strategic direction behind the Company's Financial Services and HipLink product lines. Mrs. LaPine began as the Company's Director of Administration in 1996 and then moved to Vice President of Operations in 1997. In October of 1998 she moved into the position of Vice President of Marketing, and in 2000 was promoted to Executive Vice President and President of Financial Services. Pamela LaPine is a seasoned business professional with over 20 years of management experience in Silicon Valley high tech companies. She has extensive experience in corporate operations, finance, marketing and business development.

Mrs. LaPine started her management career as Marketing Director at Digital Recording Corporation, and then transitioned to LaPine Technologies, where she was responsible for strategic planning. She has also held executive positions with Partners Petroleum and Olympiad Corporation. Mrs. LaPine did her undergraduate studies at the University of Utah.

     Robert Lanz has served on our Board of Directors and as Chairman of our Audit Committee since November of 2001. Mr. Lanz has over 35 years of accounting and management experience. Mr. Lanz is Managing Director of the Silicon Valley office of The Financial Valuation Group, a business valuation consulting and litigation services firm, and Managing Partner of RAMP Partners, LLC, an accounting and financial management consulting firm. Mr. Lanz is a certified public accountant. From 1998 to 2000, he was an audit and business advisory partner with BDO Seidman, LLP, an international accounting and consulting firm, and Meredith, Cardozo, Lanz & Chiu, LLP. Mr. Lanz previously retired from KPMG International, after a 27-year career with that firm, where he was an audit and SEC reviewing partner. He has also served as chief financial officer of public and private companies, including a successful IPO. Mr. Lanz currently serves on the board of Kelmoore Strategy Variable Trust.

     Mark Williams joined our Board of Directors on August 1, 2002. Mr. Williams has over 20 years of accounting and management experience. Mr. Williams is currently a self employed certified public accountant in the area of income tax. From 2000 to 2002 Mr. Williams was CFO and a General Partner of University Technology Ventures. Previously, from 1990 to 2000, he was a Partner at Ruzzo, Scholl and Murphy Accountancy Corporation. For 8 years before that, Mr. Williams was a tax manager at Price Waterhouse. Mr. Williams is a member of the American Institute of Certified Public Accountants.

     Laurence W. Murray joined our Board of Directors on November 19, 2002. Mr. Murray has over 30 years of experience in finance, accounting and management. Currently, Mr. Murray is a professor of finance and international business at the University of San Francisco, as well as a consultant, specializing in corporate planning and financial strategy. Mr. Murray is also an adjunct professor of international business at the University of California, Berkeley. Mr. Murray holds a Ph.D. in economics and finance from Clark University, a M.S. in economics from the University of Missouri, and a B.A. in business from the University of Northern Iowa.

     Cornel Fota, the Company's CTO, resigned effective July 31, 2004. The Company has hired a replacement and has restructured the position as a non-executive officer position.

MEETINGS OF THE BOARD OF DIRECTORS AND BOARD COMMITTEES.

     The Board of Directors currently consists of four members. The Board of Directors held two meetings during fiscal year 2004, and executed 30 unanimous consents in lieu of a meeting. Each of the directors appointed at that time attended all meetings of the Board. During fiscal year 2004, the non-management directors have met in executive session without the presence of management as required from time to time.

     Our Board has not adopted a formal policy regarding directors' attendance at our annual meeting of the stockholders. However, our directors are strongly encouraged to attend the annual meeting. Mr. LaPine, Mr. Lanz and Mr. Williams attended our 2003 Annual Meeting of Stockholders.

     The standing committees of the Board of Directors include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was formed in November of 2003. All members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent directors as such term is defined in the applicable Listing Standards.

     AUDIT COMMITTEE. The Audit Committee currently consists of Messrs. Lanz, Williams and Murray, with Mr. Lanz as its chairman. Mr. Lanz was elected to the Board and to the Audit Committee in November of 2001. The Board of Directors has considered whether the members of the Audit Committee satisfy the additional "independence" and "financial literacy" requirements for Audit Committee members as set forth in the Item 7(d)(3)(iv) of Schedule 14A and as adopted in the Listing Standards. The Board of Directors has concluded that all current members of the Audit Committee satisfy these heightened independence requirements. The Board of Directors has also determined that Mr. Lanz is an audit committee financial expert and is independent of management, as required under Section 407 of the Sarbanes-Oxley Act of 2002. The Board of Directors believes that Mr. Lanz is qualified to be an "audit committee financial expert".

     The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee Charter was amended in fiscal year 2004. The Audit Committee serves as the representative of the Board for the general oversight of Semotus' affairs in the area of financial accounting and reporting, and its underlying internal controls. The Audit Committee makes recommendations to the Board concerning the engagement of independent accountants; reviews with the independent accountants the plans, scope and results of the audit engagement; approves professional services provided by the independent accountants; considers the range of audit and non-audit fees; verifies that auditors are independent of management and are objective in their findings; reviews the annual CPA audit and recommendations of internal controls and related management responses; reviews the audit reports with management and the auditor; oversees the internal audit function and the accounting and financial reporting processes of Semotus; and monitors management's efforts to correct deficiencies described in any audit examination.

     The Audit Committee has also established procedures for (i) the receipt, retention and treatment of complaints received by Semotus regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Semotus employees of concerns regarding questionable accounting or auditing matters.

     The Audit Committee held a total of five meetings during fiscal year 2004, which were attended by all of the Audit Committee members appointed at that time, except Laurence Murray who missed two audit committee meetings. A report of the Audit Committee which discusses the activities of the Audit Committee in more detail can be found on page 13. The Audit Committee Charter, as amended, is attached hereto as Appendix A to this proxy statement and is also available on our website at www.semotus.com, the content of which website is not incorporated by reference into, or considered a part of, this document.

     COMPENSATION COMMITTEE. The Compensation Committee currently consists of Messrs. Lanz, Williams and Murray, with Mr. Murray as its chairman. All members of the Compensation Committee are independent directors, as defined under the Listing Standards. The Compensation Committee determines the compensation of senior executive officers (such as the Chief Executive Officer and Chief Financial Officer), subject, if the Board so directs, to the Board's further ratification of the compensation; determines the compensation for other officers or delegates such determinations to the chief executive officer; grants options, stock or other equity interests under our stock option or other equity-based incentive plans; and administers those plans and, where such plans specify, our other employee benefit plans.

     The Compensation Committee held one meeting during fiscal year 2004. The Compensation Committee Report which discusses the activities of the Compensation Committee in more detail is set forth below beginning on page 14. A copy of the Charter of the Compensation Committee, which became effective in February of 2003, is available on our website at www.semotus.com, the content of which website is not incorporated by reference into, or considered a part of, this document.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee was formed in November of 2003. The Nominating and Corporate Governance Committee currently consists of Messrs. Lanz, Williams and Murray, with Mr. Williams as its chairman. All members of the Nominating and Corporate Governance Committee are independent directors, as defined under the Listing Standards.

     The Nominating and Corporate Governance Committee assists the Board in identifying qualified individuals to become board members, in determining the composition of the board of directors and its committees, in monitoring a process to assess board effectiveness and in developing and implementing the Company's corporate governance guidelines.

     The Nominating and Corporate Governance Committee held one meeting during fiscal year 2004. A copy of the Charter of the Nominating and Corporate Governance Committee, which became effective in November of 2003, is available on our website at www.semotus.com, the content of which website is not incorporated by reference into, or considered a part of, this document.

DIRECTOR NOMINEE CRITERIA AND PROCESS

     The Nominating and Corporate Governance Committee is responsible for reviewing and recommending nominees to the Board, which is responsible for approving director candidates for nomination by the Board of Directors. The Nominating and Corporate Governance Committee unanimously recommended the nominees for election to the Board of Directors for the 2004 Annual Meeting. The Committee's objective, pursuant to its charter, is to assist the board in identifying qualified individuals to become Board members, in determining the composition of the Doard of Directors and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing Semotus' corporate governance guidelines.

     In considering director candidates, the Committee will consider, among other things, those individuals who have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. Our Nominating and Corporate Governance Committee has not paid a third party to identify or evaluate potential nominees in fiscal 2004 or with respect to the current slate. However, the Committee will take suggestions from many sources, including, but not limited to, stockholders or third-party search firms.

STOCKHOLDER NOMINATIONS FOR DIRECTORS

     Semotus' stockholders may submit candidates for consideration as director nominees. All candidate submissions must comply with the requirements of our certificate of incorporation and bylaws, as well as the requirements of the Exchange Act. Our Bylaws contain certain time limitations and procedures for stockholder nominations of directors. Any stockholder who intends to bring before an annual meeting of stockholders any nomination for director shall deliver a written notice to the Secretary of Semotus setting forth specified information with respect to the stockholder and additional information as would be required under Regulation 14A under the Exchange Act and Rule 14a-8 for a proxy statement used to solicit proxies for such nominee. In general, the notice must be delivered not less than one hundred and twenty (120) days prior to the first anniversary of the preceding year's mailing date of the annual meeting's proxy statement.

DIRECTOR COMPENSATION

     Except for reimbursement for reasonable travel expenses relating to attendance at Board meetings and discretionary grants of stock options, directors are not compensated for their services as directors. Directors who are employees are eligible to participate in our equity incentive plan. In fiscal year 2004, we granted options to purchase a total of 10,000 shares of common stock to Mr. Williams.

     The following table identifies all stock options that we have granted to our current non-employee directors since June 1996.

NON-EMPLOYEE DIRECTOR        NUMBER OF       EXERCISE       GRANT DATE /
                         SHARES UNDERLYING   PRICE($)     EXPIRATION DATE
                            OPTIONS (#)

Robert Lanz                  10,000 (1)       $  0.15    11/5/2001 / 11/5/2006
                             10,000 (2)       $  0.15     6/3/2002 / 6/3/2007
                             30,000 (3)       $  0.14    2/24/2003 / 2/24/2008
Mark Williams                10,000 (4)       $  0.15     8/1/2002 / 8/1/2007
                             10,000 (3)       $  0.12     4/1/2003 / 4/1/2008
Laurence Murray              10,000 (5)       $  0.17   11/19/2002 / 11/19/2007
                             10,000 (3)       $  0.14    2/24/2003 / 2/24/2008
--------------

(1) These options were repriced on November 6, 2001, May 16, 2002 and again on October 23, 2002, and are all exercisable as of March 31, 2003.
(2) These options were repriced on October 23, 2002, and vest as to 50% one year from the date of grant, or on June 3, 2003, and the remaining 50% vest one year thereafter, or on June 3, 2004.
(3) These options vest monthly as to 1/24th for two years and have an exercise price equal to the closing market price on the date of grant.
(4) These options are all immediately exercisable as of the grant date, and were repriced on October 23, 2002.
(5) These options are all immediately exercisable as of the grant date, and have an exercise price equal to the closing market price on the date of grant, November 19, 2002.


                             EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION . The following table sets forth the compensation for the fiscal years ended March 31 2002, 2003 and 2004 awarded to, earned by or paid to our chief executive officer and the three other most highly paid executive officers. We refer to these four officers as the "named executive officers."

                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------
                                             ANNUAL COMPENSATION                   LONG TERM COMPENSATION
---------------------------------------------------------------------------------------------------------------
                                                                               SECURITIES
                                                              OTHER ANNUAL     UNDERLYING       ALL OTHER
NAME AND PRINCIPAL                                            COMPENSATION     OPTIONS/SARS     COMPENSATION
POSITION                    YEAR    SALARY ($)    BONUS ($)        ($)              (#)              ($)
---------------------------------------------------------------------------------------------------------------
Anthony LaPine              2004    $ 216,000         --      $  9,022(1)      500,000 (3)        $ 77,783 (6)
   Chairman and Chief       2003    $ 218,000         --      $13,859 (1)      891,000 (4)        $631,435 (6)
   Executive Officer        2002    $ 239,770         --      $ 9,336 (1)      810,000 (5)        $520,452 (6)

---------------------------------------------------------------------------------------------------------------
Charles Dargan, II          2004     $ 48,000         --               --             --               --
    Chief Financial         2003     $ 88,948         --      $30,000 (2)      277,000 (4)             --
    Officer                 2002    $ 154,618         --               --      270,000 (5)             --

---------------------------------------------------------------------------------------------------------------
Pamela LaPine               2004    $ 108,000         --      $13,995 (1)      40,000  (3)             --
    Executive Vice          2003    $ 109,000         --      $10,966 (1)      385,000 (4)             --
    President of Sales      2002    $ 117,919         --      $ 9,997 (1)      350,000 (5)             --
    and Marketing
---------------------------------------------------------------------------------------------------------------
--------------

(1)  Represents automobile allowances and / or mileage reimbursements.
(2)  Represents moving expense allowance.
(3) Represents new options granted to purchase shares of common stock under the Company's 1996 Stock Option Plan during fiscal year 2004, 400,000 of which were granted on May 16, 2003 to Anthony LaPine, 100,000 of which were granted on July 27, 2003 to Anthony LaPine, and 40,000 of which were granted to Pamela LaPine on July 24, 2003.
(4) Represents previously granted options to purchase shares of common stock under the Company's 1996 Stock Option Plan that were repriced on May 16, 2002 and again on October 23, 2002 as discussed in "Report on Repricing of Options / SARs", except for the additional grants issued to each named executive officer on May 16, 2002 (expiring on 5/16/12) and subsequently repriced on October 23, 2002 (81,000 to Anthony LaPine; 27,000 to Charles Dargan; and 35,000 to Pamela LaPine).
(5) Represents previously granted options to purchase shares of common stock under the Company's 1996 Stock Option Plan that were repriced on November 6, 2001, except for 50,000 new options granted to Charles Dargan on January 11, 2002.
(6) Represents the Company's forgiveness of certain loans to Anthony LaPine for the purchase of stock; these promissory notes did not result in the Company lending cash to Mr. LaPine. Please see page 18 - Certain Relationships and Related Transactions.

          OPTION GRANTS. The following table sets forth certain information concerning individual grants of stock options made to each of the named Executive Officers during the fiscal year ended March 31, 2004. No stock appreciation rights were granted to these individuals during the year. All options were granted under the Company's 1996 Stock Option Plan.

-------------------------------------------------------------------------------------------------------------
                                                                                       POTENTIAL REALIZABLE
                                                                                     VALUE AT ASSUMED ANNUAL
                                                                                       RATES OF STOCK PRICE
                                                                                     APPRECIATION FOR OPTION
                                               INDIVIDUAL GRANTS                               TERM
-------------------------------------------------------------------------------------------------------------
                        NUMBER OF        PERCENTAGE OF
                        SHARES           TOTAL OPTIONS     EXERCISE
                        UNDERLYING       GRANTED TO        OF BASE
                        OPTIONS          EMPLOYEES IN      PRICE       EXPIRATION
NAME                    GRANTED(#)(*)    FISCAL YEAR       ($/SH)      DATE           5% ($)(3)    10% ($)(3)
-------------------------------------------------------------------------------------------------------------
Anthony N. LaPine       400,000 (1)          23.3%         $0.35       5/16/2013       $52,000     $116,000
                        100,000 (2)           5.8%         $0.41       7/24/2013       $14,500      $33,000
-------------------------------------------------------------------------------------------------------------
Pamela LaPine            40,000 (2)           2.3%         $0.41       7/24/2013        $5,800      $13,200
-------------------------------------------------------------------------------------------------------------

* Options expire 90 days after the termination of employment of the option holder.

(1) 100% of these options become exercisable one year after the date of grant, or on May 16, 2004.
(2) 100% of these options become exercisable one year after the date of grant, or on July 24, 2004.
(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the SEC and are based on the assumption that the exercise price was the fair market value of the shares on the date of grant. There is no assurance provided to any executive officer or any other holder of our securities that the actual price appreciation over the ten-year option term will be at the assumed 5% or 10% levels or at any other defined level.

     AGGREGATE OPTION EXERCISES. The following table sets forth certain information concerning individual exercises of stock options during the fiscal year ended March 31, 2004, and the shares represented by outstanding options held by each of the named executive officers as of March 31, 2004.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                             VALUE OF
                                                   NUMBER OF SHARES         UNEXERCISED
                                                      UNDERLYING           IN-THE-MONEY
                           SHARES                 UNEXERCISED OPTIONS        OPTIONS
                          ACQUIRED                AT MARCH 31, 2004      AT MARCH 31, 2004
                             ON         VALUE        EXERCISABLE/          EXERCISABLE/
                          EXERCISE    REALIZED      UNEXERCISABLE        UNEXERCISABLE (1)
NAME                        (#)          ($)             (#)                   ($)
Anthony N. LaPine            -0-         -0-      891,000 / 500,000      418,770 / 139,000
Charles K. Dargan, II      60,000      32,380     181,179 / 55,821        88,778 / 27,352
Pamela LaPine                -0-         -0-      375,624 / 49,376       176, 543 / 13,607
--------------

(1) Options are "in the money" to the extent the closing price of Semotus' common stock on March 31, 2004 exceeded the exercise price of the options. The value of unexercised options represents the difference between the exercise price of net options and $0.64, which was the closing price of Semotus common stock on March 31, 2004.

EMPLOYMENT AGREEMENTS

     The Company entered into a three-year employment agreement with Anthony LaPine, the Company's CEO, which became effective on May 1, 1996, and was extended to May 1, 2004. The agreement automatically renews for one year terms unless notice is provided by either party. As of May 1, 2004, no notice had been given by either party, and therefore, the agreement has automatically renewed for an additional one year term ending May 1, 2005. According to the agreement, Mr. LaPine receives a base salary of $240,000 per year, plus discretionary increases in conformity with the Company's standard review procedure. However, on May 1, 2002, Mr. LaPine voluntarily, along with all other employees with an annual salary of $50,000 or greater, took a ten percent salary reduction, and therefore currently receives a base salary of $216,000 per year. Mr. LaPine is also given a car allowance that is not to exceed $1,000 a month. Mr. LaPine receives full health, dental, vision, and disability insurance. If the Company terminates Mr. LaPine's employment agreement prior to the end of the current term for reasons other than disability, or if Mr. LaPine terminates the agreement for "good reason" as defined in the agreement, the Company is mandated to continue paying the salary and other benefits for the duration of the term.

EMPLOYEE WARRANTS

     On December 1, 1999, the Company issued warrants to purchase 300,000 shares of common stock at $2.375 per share to Mr. LaPine. These warrants expire on December 4, 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective May 1, 1996, the Company entered into a three year employment agreement with the Company's Chief Executive Officer. This agreement was extended to May 1, 2004. The agreement automatically renews for one year terms unless notice is provided by either party. As of May 1, 2004, no notice had been given by either party, and therefore, the agreement has automatically renewed for an additional one year term ending May 1, 2005. On December 1, 1999, the Board of Directors granted the Chief Executive Officer a warrant to purchase 300,000 shares of common stock at $2.375 per share, as part of his compensation package.

     In conjunction with the private placement dated November 5, 1997 the Chief Executive Officer of the Company entered into a stock purchase agreement. Under the terms of the agreement, the Chief Executive Officer received 560,000 shares of preferred stock with detachable warrants to purchase 280,000 shares of the Company's common stock at $2.50 per share, in exchange for a note receivable in the amount of $1,050,000. The note is collateralized by certain assets of the officer and bears interest at a rate of 7%. This note was for the purchase of stock and did not result in the Company lending cash to Mr. LaPine. Mr. LaPine has not sold any of the stock purchased with this note and has not received any cash income related to this transaction. Additionally, the warrants to purchase 280,000 shares at $2.50 per share have terminated.

     On January 15, 2000, the Company entered into a Loan Forgiveness Agreement with the Chief Executive Officer which provided that the $1,050,000 promissory note would be forgiven if he continues to serve as the Company's Chief Executive Officer through May 1, 2004, and there are no uncured defaults by him under his Employment Agreement on May 1, 2004. The note, together with interest accrued thereon has been presented as contra-equity in the balance sheet. The note plus interest is being amortized over the period of the contract of employment. Consequently, in the year ended March 31, 2003 expense of $631,435 has been recorded as employment compensation. On July 26, 2002, the Board of Directors approved the reduction in the purchase price of the 560,000 shares of this corporation's Common Stock from $3.75 per share to $0.25 per share (representing the current fair market value of the shares); consequently, $480,049 was forgiven, and the $1,050,000 promissory note was canceled in exchange for a new promissory note in the principal amount of $140,200 and otherwise containing the same terms and conditions as the surrendered promissory note. Consequently, the loan amortization schedule was accelerated in the amount of $480,049 due to the re-valuation of the loan amount from $1,050,000 to $140,200. As of May 1, 2004, pursuant to Mr. LaPine's employment agreement, the loan was completely forgiven and no amount remains outstanding.


                             AUDIT COMMITTEE REPORT

     At the time of this Report, the Audit Committee of the Company's Board of Directors consists of three directors who are not employees of the Company or any of its subsidiaries. The Board believes that all the members of our Committee are "independent directors" as defined under applicable listing standards.

     The Board of Directors has modified its written Audit Committee Charter. A copy of the revised Charter is attached as Attachment A.

     Our Committee has met and held discussions with management and the independent auditors at the time of such meeting, Burr, Pilger & Mayer LLP ("BPM"). As a part of this process, we have:

     o Reviewed and discussed the audited financial statements with management,

     o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), and

     o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence.

     Based on the review and discussions referred to above, our committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004, for filing with the SEC.

                    Audit Committee Of The Board Of Directors

/s/ Robert Lanz
-----------------------
Robert Lanz
CHAIRMAN

/s/ Mark Williams
-----------------------
Mark Williams

/s/ Laurence W. Murray
-----------------------
Laurence W. Murray

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------
The Compensation Committee of the Board of Directors (the "Committee") is made up entirely of independent, non-employee Directors. The Committee is responsible for reviewing and approving base salaries, bonuses, long-term incentives and other compensation for Company Directors and executive officers. In meeting this responsibility, the Committee's policy is to ensure that executive compensation is appropriately competitive in the attraction and retention of talented leaders, and is linked closely to individual performance, Company performance, and increases in Semotus shareholder value.

After the end of each year, the Committee asks the Chief Executive Officer ("CEO") to present the current and proposed compensation plan, along with supporting competitive market data, for each executive officer. After discussion with the CEO about the individual performance of each executive, individual compensation plans are approved and established. The Committee meets in Executive Session to review similar information on the CEO (who is absent from this portion of the meeting). The Committee monitors the performance of the CEO and other executive officers throughout the year, and has final responsibility for determining their compensation levels.

The Company's executive compensation program also takes into account the compensation practices of companies with whom Semotus competes for executive talent. Semotus' policy is to manage overall executive compensation at the median level relative to companies with which we compete for executive talent, with appropriate variation for high-performing individuals and Company performance.

Executive employee compensation has three components: base salary, performance award (bonus), and long-term incentives, each explained more fully below.


BASE SALARIES

Base salaries for all Semotus employees - including the Company's top executives
- are based upon an evaluation of their responsibilities, an assessment of their performance, and market comparisons from compensation surveys. Average salaries for each employee group are managed such that they fall within the median range of the competing market, in order to ensure Semotus' ability to attract and retain a talented workforce. Changes in base salary for the executives named in the Proxy Statement compensation tables, as well as for all Semotus employees, depend upon projected changes in the external market as well as the individual's contributions to Semotus' corporate performance.

Each executive's base salary is initially determined with reference to competitive pay practices and is dependent upon the executive's level of responsibility and experience. The Committee uses its discretion, rather than a formal weighting system, to evaluate these factors and to determine individual base salary levels. Thereafter, base salaries are reviewed periodically, and increases, or decreases, are made based on the Committee's subjective assessment of individual performance, as well as the factors discussed above. In 2003, the Committee decided to maintain the ten percent decrease in the base salaries taken in 2002 by all executive officers and certain other employees. The Committee has determined to maintain this salary decrease for these executive officers and employees until the Company turns profitable for a reasonable period of time and the Committee agrees to resume regular salary levels.


PERFORMANCE AWARDS (BONUSES)

The Committee has the discretion to determine the conditions (including corporate financial results and individual performance objectives) applicable to annual performance award payments and the amounts of such awards. For 2003, because the Company did not meet the financial objectives established for the year, the Committee made no bonus awards to any executive officers.


LONG-TERM INCENTIVE COMPENSATION

In 2003, long-term incentive compensation for selected executives, including the officers of the Company, consisted of grants and/or repricings of existing stock options granted under the Company's 1996 Stock Option Plan. These stock options have either a three-year or four-year pro-rata vesting period to encourage retention of key executives and to provide a longer-term focus towards creation of shareholder value. The exercise price of these options was the fair market value on the grant date, or reprice date, as applicable. As a result, executives receive future gains from these options only to the extent the price of Semotus stock increases. The entire Board of Directors of the Company approved long-term incentive compensation awards for 2003 after evaluating the contribution of each executive to the Company's long-term performance and the impact of each executive's position on the organization.

Additionally, every employee at Semotus below the executive officer level has been awarded one or more stock option grants under the Company's broad-based stock option program initiated in 1996. This plan is an increasingly vital element of the Company's drive to develop and motivate employees who will sustain Semotus' long-term performance. The Committee believes that the performance of all of its employees will contribute significantly to the Company's future success.


COMPENSATION OF THE CEO

Anthony N. LaPine became the Company's Chairman, President and Chief Executive Officer on May 1, 1996. In connection with his employment, the Company entered into the employment agreement described in the Employment Agreements section of this proxy statement. Under the employment agreement, Mr. LaPine is entitled to a base salary at the rate of $240,000 per year, plus discretionary increases in accordance in conformity with the Company's standard review procedure. In 2002, the Board decreased, with Mr. LaPine's approval, his base salary to $216,000 per year. This decreased salary level has been maintained throughout 2003, and will continue until the Company turns profitable. Mr. LaPine is also eligible for an annual bonus at a target of 50% of base salary, with the actual amount of bonus paid to be determined by the Committee in its sole discretion, based upon such factors and performance goals as the Committee deems appropriate. The Committee has agreed that no bonuses would be paid to Mr. LaPine until the Company has turned profitable for a reasonable period of time and the Committee agrees to the amount of the bonus. Therefore, Mr. LaPine did not receive a bonus for the year ended December 31, 2003. In 2003, Mr. LaPine was granted the stock options described in the executive compensation section of the proxy statement.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2003, there were no Compensation Committee interlocks and no participation in Compensation Committee decisions that were required to be reported under the rules and regulations of the Securities and Exchange Act of 1934, as amended.


         The foregoing report on executive compensation is provided by the following non-employee directors, who constituted the Compensation Committee during 2003.


/s/ Laurence W. Murray
Laurence W. Murray
CHAIRMAN

/s/ Robert Lanz
Robert Lanz

/s/ Mark Williams
Mark Williams


        INFORMATION REGARDING THE FEES PAID TO BURR, PILGER & MAYER LLP
                 DURING THE YEAR ENDING MARCH 31, 2004 AND 2003

AUDIT FEES

     The aggregate fees billed for professional services rendered for Semotus by Burr, Pilger & Mayer LLP for the years ended March 31, 2004 and 2003 were:

                                                         2004       2003
                                                      ---------  ---------
          Audit fees                                  $  39,155  $  42,250
          Audit-related fees:
               SEC filings review and consent         $   5,595  $     800
          Total audit and audit-related fees          $  44,750  $  43,050
          Tax fees                                           --         --
          Total fees                                  $  44,750  $  43,050
                                                      =========  =========

     The aggregate fees billed for all audit-related services rendered by Burr, Pilger & Mayer LLP for the years ended March 31, 2004 and 2003 (see chart above under heading "Audit-related fees") related to the review of various SEC filings and correspondence, such as Form S-3s. No other professional services were rendered or fees were billed by Burr, Pilger & Mayer LLP for the most recent fiscal year or for the year ending March 31, 2003.

     The Audit Committee has adopted policies and procedures for the pre-approval of the above fees. All requests for services to be provided by the Company's independent accountants are submitted to the Audit Committee. Requests for all non-audit related services require pre-approval form the Audit Committee.

                             STOCK PERFORMANCE CHART

     As part of proxy statement disclosure requirements mandated by the SEC, we are required to provide a comparison of the cumulative total shareholder return on our common stock with that of a broad equity market index and either a published industry index or a peer group index. This graph is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the 1934 Act, and the graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act. The stock performance shown on the graph is not indicative of future price performance.

     The following chart compares the yearly percentage change in the cumulative total shareholder return in Semotus' common stock since March 31, 1999 with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Stock Market - Telecommunications Index (the Peer Index). The comparison assumes $100 was invested on March 31, 1999 in Semotus' common stock and in each of the above indices with reinvestment of dividends.


                      COMPARISON OF CUMULATIVE TOTAL RETURN
                 AMONG SEMOTUS SOLUTIONS, NASDAQ COMPOSITE INDEX
                       AND NASDAQ TELECOMMUNICATIONS INDEX



                               [PERFORMANCE CHART]

----------------------- -------- --------- -------- -------- -------- --------
                         3/31/99   3/31/00  3/30/01  3/28/02  3/31/03  3/31/04
----------------------- -------- --------- -------- -------- -------- --------
Semotus Solutions        $100.00  $2547.60  $ 84.00  $ 26.80  $  4.80  $ 25.60
----------------------- -------- --------- -------- -------- -------- --------
Nasdaq Composite Index   $100.00  $ 185.78  $ 74.76  $ 74.97  $ 54.49  $ 81.02
----------------------- -------- --------- -------- -------- -------- --------
Nasdaq Telecom Index     $100.00  $ 178.23  $ 53.06  $ 28.10  $ 19.16  $ 29.74
----------------------- -------- --------- -------- -------- -------- --------

                        CORPORATE GOVERNANCE INFORMATION

     Stockholders can access Semotus' corporate governance information, including Semotus' Code of Ethics for Principal Executive Office and Senior Financial Officers and the charters of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, at Semotus' website, www.semotus.com , the content of which website is not incorporated by, referenced into, or considered a part of, this document.

                             ADDITIONAL INFORMATION

     THE COMPANY'S 2004 ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS FOR THE YEAR ENDED MARCH 31, 2004, IS BEING DISTRIBUTED TO ALL STOCKHOLDERS OF THE COMPANY TOGETHER WITH THIS PROXY STATEMENT, IN SATISFACTION OF THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. ADDITIONAL COPIES OF THE REPORT, EXCEPT FOR EXHIBITS, ARE AVAILABLE AT NO CHARGE UPON REQUEST. TO OBTAIN ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-K, PLEASE CONTACT SEMOTUS SOLUTIONS, 16400 LARK AVE., SUITE 230, LOS GATOS, CA 95032, OR AT TELEPHONE NUMBER (408) 358-7100.


                    COMMUNICATING WITH THE BOARD OF DIRECTORS

     In order to communicate with the Board of Directors as a whole, with non-management directors or with specified individual directors, correspondence may be directed to the Secretary at 16400 Lark Ave., Suite 230, Los Gatos, CA 95032.

     Under Semotus' Bylaws, stockholders may propose business to be brought before an annual meeting. In order for a stockholder to submit a proposal for consideration at Semotus' annual meeting, the stockholder must fulfill the requirements set forth in our by-laws and Rule setting forth specified information with respect to the stockholder and additional information as would be required under Regulation 14A under the Exchange Act and Rule 14a-8 for a proxy statement used to solicit proxies for such nominee. In general, the notice must be delivered not less than one hundred and twenty (120) days prior to the first anniversary of the preceding year's mailing date of the annual meeting's proxy statement.

     If you intend to propose any matter for action at our 2005 Annual Meeting of Stockholders and wish to have the proposal included in our proxy statement, you must submit your proposal to the Secretary of Semotus Solutions at 16400 Lark Ave., Suite 230, Los Gatos, CA 95032, on or before April 8, 2005, not later than 5:00 p.m. Pacific Standard Time. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Only then can we consider your proposal for inclusion in our proxy statement and proxy relating to the 2005 Annual Meeting. We will be able to use proxies you give us for the next year's meeting to vote for or against any shareholder proposal that is not included in the proxy statement at our discretion unless the proposal is submitted to us on or before April 8, 2005.

/s/ Anthony N. LaPine
------------------------
Anthony N. LaPine
PRESIDENT

San Jose, California
August 1, 2004

ATTACHMENT A

                                     CHARTER
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                             SEMOTUS SOLUTIONS, INC.

     The Audit Committee of the Board of Directors of the Company was established by the action of the Board in adopting the Bylaws of the Company. The provisions of the Bylaws set forth the basic responsibilities and board procedures for the Audit Committee. This Charter is intended to supplement the Bylaw provisions and to specify in more detail the membership and responsibilities of the Committee, as outlined below:

                                   MEMBERSHIP

     The Audit Committee shall consist of not fewer than three nor more than five members of the Board of Directors. No member of the Committee shall be an active or retired employee of the Company, and all of them shall be independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with their independent judgment as a member of the Committee.

                                RESPONSIBILITIES

     The Audit Committee serves as the representative of the Board for the general oversight of Company affairs in the area of financial accounting and reporting and the underlying internal controls as well as the financial aspects of the Company's funded benefit plans. Through its activities, the Committee will facilitate open communication among directors, the Company's independent accountants, any internal audit function, and corporate management.


     The Audit Committee will assist the Board in discharging its fiduciary responsibilities to shareholders, providing assurance as to the independence of the Company's outside accountants and the adequacy of disclosure to shareholders and to the public.


     Specifically, the Audit Committee will:

1. Hold no less than two regularly scheduled meetings each year, and other meetings from time to time as may be called pursuant to the Company's Bylaws. A majority shall constitute a quorum of the Audit Committee. A majority of the members in attendance shall decide any question brought before any meeting of the Committee.

2. Recommend to the Board, annually, the appointment of a firm of independent public accountants as the Company's outside auditors.

3.   Review with representatives of the independent accountants:

     o The plan for and scope of its annual audit of the Company's financial statements.
     o    The results of the annual audit.
     o Any recommendations with respect to internal controls and other financial matters, including any perceived weaknesses in the Company's internal controls, policies, and procedures.
     o Any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Company's financial statements.

4. Review the extent of any services outside the audit area performed for the Company by its independent accountants.

5. Review the fees proposed by the Company's independent accountants for their services.

6. Review whether management has sought a second opinion regarding a significant accounting issue, and, if so, obtain the rationale for the particular accounting treatment chosen.

7. Review the Company's Annual Report prior to filing with the Securities and Exchange Commission.

8. Review the Company's Quarterly Reports prior to filing with the Securities and Exchange Commission.

9. Review compliance by officers and employees with the Company's policies on business ethics and public responsibility.

10. Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

11. Meet privately from time to time with representatives of the independent accountants, the Chief Financial Officer and management.

12. Handle Complaints About Accounting Matters. As part of the board's procedure for receiving and handling complaints or concerns about the company's conduct, the committee has established the following procedures for: (i) the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by the company's employees of concerns regarding questionable accounting or auditing matters.

     o Semotus has established and published on its Web site special mail addresses for receiving complaints regarding accounting, internal accounting controls, or auditing matters;
     o    All such complaints will be sent to the chair of the audit committee;
     o The status of the complaints will be reported on a quarterly basis to the chair of the audit committee and, if he so directs, to the committee or the full board;
     o The audit committee chair may request special treatment, including the retention of outside counsel or other advisors, for any complaint addressed to it.

13. Ensure it receives from the outside auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the full board take, appropriate action to oversee the independence of the outside auditor.

14. Oversee the accounting and financial reporting processes of the issuer and the audits of the financial statements of the issuer.

15. Have the responsibilities, authority and procedures necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c) under the Securities Exchange Act of 1934), concerning responsibilities relating to:
     (i) registered public accounting firms, (ii) complaints relating to accounting, internal accounting controls or auditing matters, (iii) authority to engage advisors, and (iv) funding as determined by the audit committee.

PROXY

                             SEMOTUS SOLUTIONS, INC.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Anthony N. LaPine with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Semotus Solutions, Inc. held of record by the undersigned on July 26, 2004, at the Annual Meeting of Shareholders to be held at the Company's offices located at 16400 Lark Ave., Suite 230, Los Gatos, CA 95032, on Thursday, September 23, 2004, at 2:30 p.m., Pacific Time or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEMOTUS SOLUTIONS, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ON THE REVERSE SIDE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

                        (To be signed on the other side)

SEMOTUS SOLUTIONS, INC.
16400 LARK AVE.
SUITE 230
LOS GATOS, CA 95032
ATTN: TALI DURANT

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have the enclosed proxy card in hand when you access the web site. You will be prompted to enter a 12-digit Control Number to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have the enclosed proxy card in hand when you call. You will be prompted to enter the 12-digit Control Number and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date the enclosed proxy card and return it in the postage-paid envelope we have provided or return it to Semotus Solutions, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN      SEMTS     KEEP THIS PORTION FOR YOUR RECORDS
BLUE OR BLACK INK AS FOLLOWS:      1         DETACH AND RETURN THIS PORTION ONLY


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEMOTUS SOLUTIONS, INC.

1. Election of four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified:


     01) Anthony N. LaPine, 02) Robert Lanz, 03) Mark Williams, 04) Laurence W. Murray

 For   Withhold   For All   To withhold authority to vote, mark "For All Except"
 All      All     Except:   and write the nominee's number on the line below.

[  ]     [  ]      [  ]     ____________________________________________________


Vote On Proposals

2. The ratification of the appointment of L.L. Bradford & Company, as the Company's independent accountants for the fiscal year ending March 31, 2005:


                      For     Against     Abstain

                      [  ]      [  ]       [  ]


3. The transaction of such other business as may properly come before the meeting or any adjournment thereof:


     Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.


---------------------------------------             ----------------------------
Signature [PLEASE SIGN WITHIN BOX] Date             Signature (Joint Owners)